UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 14, 2020
Date of Report (Date of earliest event reported)

PETROTEQ ENERGY INC.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-55991	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15315 W. Magnolia Blvd., Suite 120 Sherman Oaks, California	91403
(Address of principal executive offices)	(Zip Code)

(800) 979-1897
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

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SECTION 3 - SECURIIIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

Petroteq Energy Inc. (the "Company") has entered into shares for debt agreements with two of its creditors, each dated as of October 14, 2020, as follows:

A. The first creditor, a private company that qualifies as an accredited investor (an "Accredited Investor") as defined in Rule 501(a) of Regulation D under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), has agreed to accept 671,232 common shares of the Company at a deemed price per share of US$0.073 in full and final satisfaction and repayment of US$49,000 of indebtedness; and

B.  The second creditor, an individual who qualifies as an accredited investor, has agreed to accept 1,369,863 common shares of the Company at a deemed price per share of US$0.073 in full and final satisfaction and payment of US$100,000 of indebtedness.

The Company determined (with the creditors' consent) to satisfy the foregoing indebtedness with common shares in order to preserve the Company's cash for use on its extraction technology in Asphalt Ridge, Utah, and for working capital. The transactions are subject to all necessary approvals, including from the TSX Venture Exchange. The securities issuable pursuant to the transactions will be issued in reliance on Rule 506(b) of Regulation D under the U.S. Securities Act, and will be issued as "restricted securities" (as defined in Rule 144 under the U.S. Securities Act). In addition, such securities will be subject to a Canadian four-month hold period.

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

On October 14, 2020, the Company disseminated a news release which is reproduced below in its entirety.

PETROTEQ POSITIONS ITSELF AS A PROVIDER OF CLEAN TECHNOLOGY FOR THE RECOVERY OF OIL FROM OIL SANDS

SHERMAN OAKS, California, October 14, 2020 -- Petroteq Energy Inc. ("Petroteq" or the "Company") (TSXV:PQE; OTC:PQEFF; FSE:PQCF), an integrated oil company focused on the development and implementation of its proprietary oil-extraction  technologies, today released its management's vision of what gives the Company a unique advantage in the market as it positions itself as a provider of a clean technology for the recovery of oil from oil sands.

The Company's Clean Oil Recovery Technology ("CORT") integrates clean technology with oil sands production. Some CORT attributes of note are listed below:

  Proprietary extraction technology
  Pre-FEED (Front End Engineering and Design) work for 5-10k bpd facility completed recently by Crosstrails Engineering LLC, a subsidiary of Valkor LLC (as reported in the Company's press release dated September 15, 2020)
  10,000 bbl of oil produced to date from pilot plant and Asphalt Ridge facility
  Extraction technology that greatly reduces greenhouse gases when compared to other extraction methods

  Leaves no waste water or tailings pond
  Up to 99% of hydrocarbons are extracted
  95% of solvents used are recovered and recycled within the closed-loop system
  Produces bitumen and a clean, dry sand (meeting EPA Tier 1 standards) as the only by-product
  Relatively small modular footprint; designed to be scalable through the addition of parallel production trains
  Design is based upon standard oil processing equipment, short lead times
  Low capex estimated at US$15-$20k per daily bbl per recent pre-FEED study
  Low production costs, estimated to average $25-$30/bbl dependent upon production volume
  Flexibility in terms of being capable of producing various different end products

For a visual representation of the CORT process, please visit https://petroteq.energy/technology/oil-sands-extraction

The Company is evaluating the various plant outputs that can be produced using CORT with a view towards optimizing end product pricing. Besides the base bitumen that can be extracted from the mined oil sands, the Company will evaluate the use of MSAR® technology from Quadrise Fuels International plc for post processing of the produced bitumen.

Regulations adopted by the International Maritime Organization (IMO) require that sulphur content in marine fuels be reduced from 3.5% to 0.5% with effect from January 2020. The Company believes that the MSAR® process will add value to the oil produced from Asphalt Ridge by producing a low sulphur fuel oil suitable for use as a marine bunker fuel, or as a fuel oil for industrial power generation. A benefit of the MSAR® process is that because hydrocarbon droplets are pre-atomised within the emulsion and are significantly smaller than the droplets formed from atomising HFO, MSAR® burns almost completely, leaving virtually no particulate carbon in the exhaust and making it more environmentally friendly. Low sulphur fuel oil currently trades at a premium to WTI crude.

The Company is also evaluating the possibility of adjusting its extraction plant to produce a dual output of diesel and asphalt, both of which trade at a premium to WTI. The asphalt market is subject to seasonal variation, being particularly strong during the summer months.

George Stapleton, Petroteq's COO, commented on the distinct features of CORT that set it apart, saying: "CORT is an environmentally benign process for producing oil from oil sands having low initial capital requirements and low operating expenses while allowing for end products to be varied to best suit market conditions."

In addition, the Company also intends to complete two shares for debt transactions, pursuant to which it will issue an aggregate of 2,041,095 common shares in satisfaction of US$149,000 of indebtedness. The Company determined (with the creditors' consent) to satisfy the foregoing indebtedness with common shares in order to preserve the Company's cash for use on its extraction technology in Asphalt Ridge, Utah, and for working capital. The transactions are subject to completion and execution of a definitive agreements and all necessary approvals, including from the TSX Venture Exchange (the "Exchange"). The securities issuable pursuant to the transactions will be issued in reliance on exemptions from the registration requirements of the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and applicable state securities laws, and will be issued as "restricted securities" (as defined in Rule 144 under the U.S. Securities Act). In addition, such securities will be subject to a Canadian four-month hold period.

The Company also announces that it has closed the US$300,000 principal amount (including an original issue discount of 20%) unsecured convertible debenture financing previously announced on September 22, 2020.

About Petroteq Energy Inc.

Petroteq is a clean technology company focused on the development, implementation and licensing of a patented, environmentally safe and sustainable technology for the extraction and reclamation of heavy oil and bitumen from oil sands and mineable oil deposits. Petroteq is currently focused on developing its oil sands resources at Asphalt Ridge and upgrading production capacity at its demonstration heavy oil extraction facility located near Vernal, Utah.

Petroteq believes that its technology can produce a relatively sweet heavy crude oil from deposits of oil sands at Asphalt Ridge without requiring the use of water, and therefore without generating wastewater which would otherwise require the use of other treatment or disposal facilities which could be harmful to the environment. Petroteq's process is intended to be a more environmentally friendly extraction technology that leaves clean residual sand that can be returned to the environment, without the use of tailings ponds or further remediation.

For more information, visit www.Petroteq.energy.

Forward-Looking Statements

Certain statements contained in this press release contain forward-looking statements within the meaning of the U.S. and Canadian securities laws. Words such as "may," "would," "could," "should," "potential," "will," "seek," "intend," "plan," "anticipate," "believe," "estimate," "expect" and similar expressions as they relate to the Company are intended to identify forward-looking information. All statements other than statements of historical fact may be forward-looking information, including: capex and production cost estimates; the Company's plan to evaluate the use of Quadrise Fuels International's MSAR® technology for post processing of produced bitumen; the possibility of adjusting the Company's plant to produce a dual output of diesel and asphalt; and closing of the shares for debt transactions. Such statements reflect the Company's current views and intentions with respect to future events, based on information available to the Company, and are subject to certain risks, uncertainties and assumptions, including, without limitation: the Company and its partners having the resources and services available to continue and complete work on its plant, including the FEED study commenced by Crosstrails Engineering LLC upon completion of the pre-FEED work referred to above; the plant producing as expected; receipt of director and Exchange approval for the transactions; and execution of definitive agreements. Material factors or assumptions were applied in providing forward-looking information.  While forward-looking statements are based on data, assumptions and analyses that the Company believes are reasonable under the circumstances, whether actual results, performance or developments will meet the Company's expectations and predictions depends on a number of risks and uncertainties that could cause the actual results, performance and financial condition of the Company to differ materially from its expectations. Certain of the "risk factors" that could cause actual results to differ materially from the Company's forward-looking statements in this press release include, without limitation: failure to negotiate and execute definitive agreements for the shares for debt transactions; uncertainties inherent in the estimation of resources, including whether any reserves will ever be attributed to the Company's properties; since the Company's extraction technology is proprietary, is not widely used in the industry, and has not been used in consistent commercial production, the Company's bitumen resources are classified as a contingent resource because they are not currently considered to be commercially recoverable; full scale commercial production may engender public opposition; the Company cannot be certain that its bitumen resources will be economically producible and thus cannot be classified as proved or probable reserves in accordance with applicable securities laws; changes in laws or regulations; the ability to implement business strategies or to pursue business opportunities, whether for economic or other reasons; status of the world oil markets, oil prices and price volatility; oil pricing; state of capital markets and the ability of the Company to raise capital; litigation; the commercial and economic viability of the Company's oil sands hydrocarbon extraction technology, and other proprietary technologies developed or licensed by the Company or its subsidiaries, which currently are of an experimental nature and have not been used at full capacity for an extended period of time; reliance on suppliers, contractors, consultants and key personnel; the ability of the Company to maintain its mineral lease holdings; potential failure of the Company's business plans or model; the nature of oil and gas production and oil sands mining, extraction and production; uncertainties in exploration and drilling for oil, gas and other hydrocarbon-bearing substances; unanticipated costs and expenses, availability of financing and other capital; potential damage to or destruction of property, loss of life and environmental damage; risks associated with compliance with environmental protection laws and regulations; uninsurable or uninsured risks; potential conflicts of interest of officers and directors; risks related to COVID-19 including various recommendations, orders and measures of governmental authorities to try to limit the pandemic, including travel restrictions, border closures, non-essential business closures, quarantines, self-isolations, shelters-in-place and social distancing, disruptions to markets, economic activity, financing, supply chains and sales channels, and a deterioration of general economic conditions including a possible national or global recession; and other general economic, market and business conditions and factors, including the risk factors discussed or referred to in the Company's disclosure documents, filed with United States Securities and Exchange Commission and available at www.sec.gov (including, without limitation, its most recent annual report on Form 10-K under the Securities Exchange Act of 1934, as amended), and with the securities regulatory authorities in certain provinces of Canada and available at www.sedar.com.

Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward- looking information prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking information is expressly qualified in its entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking information. The forward-looking information included in this press release is made as of the date of this press release, and the Company undertakes no obligation to publicly update or revise any forward-looking information, other than as required by applicable law.

The securities referred to in this news release have not been, nor will they be, registered under the United States Securities Act of 1933, as amended, and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons absent U.S. registration or an applicable exemption from the U.S. registration requirements. This news release does not constitute an offer for sale of securities, nor a solicitation for offers to buy any securities. Any public offering of securities in the United States must be made by means of a prospectus containing detailed information about the company and management, as well as financial statements.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

CONTACT INFORMATION

Petroteq Energy Inc.
Alex Blyumkin
Executive Chairman
Tel: (800) 979-1897

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROTEQ ENERGY INC.
DATE: October 14, 2020	By: /s/ Alex Blyumkin Alex Blyumkin Executive Chairman

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